UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05769

Invesco High Income Trust II
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E.,
Suite 1800
Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Glenn Brightman 1555
Peachtree Street, N.E.,
Suite 1800 Atlanta,
Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713)
626-1919
Date of fiscal year end: 2/29
Date of reporting period: 2/29/2024

ITEM 1.	REPORTS TO STOCKHOLDERS.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule
30e-1
under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	February 29, 2024
Invesco High Income Trust II
NYSE:
VLT

2	Managed Distribution Plan Disclosure

3	Management’s Discussion

3	Performance Summary

5	Long-Term Trust Performance

7	Supplemental Information

8	Dividend Reinvestment Plan

10	Schedule of Investments

18	Financial Statements

22	Financial Highlights

23	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Distribution Notice

34	Tax Information

35	Additional Information

T-1	Trustees and Officers

Managed Distribution Plan Disclosure

The Board of Trustees (the “Board”) of Invesco High Income Trust II (the “Trust”) approved a Managed Distribution Plan (the “Plan”) whereby the Trust increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the effective date of the Plan.
 The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Trust is paid back to them. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” No conclusions should be drawn about the Trust’s investment performance from the amount of the Trust’s distributions or from the terms of the Plan. The Plan will be subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares.
 The Trust will provide its shareholders of record on each distribution record date with a
Section 19 Notice disclosing the sources of its dividend payment when a distribution includes anything other than net investment income. The amounts and sources of distributions reported in Section 19 Notices are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Trust will send shareholders a Form
1099-DIV
for the calendar year that will tell them how to report these distributions for federal income tax purposes. Please refer to “Distributions” under Note 1 of the Notes to Financial Statements for information regarding the tax character of the Trust’s distributions.

2     Invesco High Income Trust II

Management’s Discussion of Trust Performance

Performance summary
For the fiscal year ended February 29, 2024, Invesco High Income Trust II (the Trust), at net asset value (NAV), underperformed its style-specific benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index. The Trust’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/23 to 2/29/24

Trust at NAV	10.82%
Trust at Market Value	8.51
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index ▼ (Style-Specific Index)	11.01
Market Price Discount to NAV as of 2/29/24	-7.84
Source(s): ▼ RIMES Technologies Corp.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end
performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.
 Since the Trust is a
closed-end
management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Trust
The Trust seeks to provide high current income, while seeking to preserve shareholders’ capital through investment in a professionally managed, diversified portfolio of high-income producing fixed income securities. We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of
US-based
companies, many of which are moderately sized firms. We principally invest in junk bonds, although we tend to have a lower weighting in the lowest quality bonds in the asset class. We may invest in convertible bonds, preferred stocks, derivatives and bank loans, but as of the end of the fiscal year, we do not expect these instruments to be a substantial part of our portfolio.
 The primary driver of our security selection is fundamental, bottom-up
credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented by an ongoing review of the relative value of securities and a top-down
process that includes sector, economic and quantitative analysis.
 Portfolio construction begins with a well-defined portfolio design that emphasizes diversification and establishes the target investment vehicles for generating the desired alpha for the Trust versus its benchmark, as well as the risk parameters appropriate for the current positioning in the credit cycle. (Alpha is a measure of performance on a risk-adjusted basis.) Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.
 Sell decisions are generally based on:

∎
Low equity value to debt, high subordination and negative free cash flow, coupled with negative news, declining expectations or an increasing risk profile.

∎
Very low yields.

∎
Presentation of a better relative value opportunity.
 The beginning of the fiscal year ended February 29, 2024, was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. A 0.25% rate hike in March 2023 raised the target federal funds rate from 4.75% to 5.00%.
1
Later in the month, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear of bank troubles initially pushed overall corpo-
rate spread premiums substantially wider. However, policymakers responded swiftly which helped ease market concerns of systemic issues, kicking off a bumpy but persistent tightening in credit spreads.
 Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May. Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed country central banks to continue tightening, showcased by two 0.25% hikes by the Fed in May and July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.
1
Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA
†
on the premise of expected fiscal deterioration over the next three years.
2
 The fourth quarter of 2023 was characterized by a powerful rally across almost all fixed income asset classes. Credit spreads moved significantly tighter, bond yields fell, non-dollar
currencies, particularly emerging markets currencies, moved higher and interest rate volatility remained high. This rally more than reversed the sell-off
of prior months, driven by the market realization that strong third quarter growth in the US was an anomaly – that disinflation is entrenched globally and central banks are likely finished with their rate hikes. At its December meeting, the Fed acknowledged the disinflationary trend, easing labor market pressure and an outlook for slow, but positive, growth. Other global central banks have also signaled the end of their rate hike cycles.
 We believe that a disinflationary, slow growth environment with easing monetary policy is a positive backdrop for markets and should allow rate volatility to decline, benefiting many fixed income sectors. While rates remained elevated across all maturities on the yield curve, the two-year
Treasury rates decreased from 4.89% to 4.64% during the fiscal year, while
10-year
Treasury rates increased from 4.01% to 4.25%.
3
At the end of the fiscal year, the yield curve remained inverted. Despite an inverted yield curve, US and global recession fears have waned.
 Despite elevated default totals in February 2024, the high-yield bond default rates ticked lower over the fiscal year as large volumes of defaults/distressed exchanges from last February exited the
12-month
calculation. Specifically, the
12-month
trailing
par-weighted
US high-yield default rate decreased 24bp to 2.53%, down from 2.85% at the end of 2023.
4
 The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, which measures the

3     Invesco High Income Trust II

performance of the US high-yield bond market and is the Trust’s style-specific index, generated a positive return for the fiscal year. Likewise, the Trust, at NAV, generated a positive return for the fiscal year.
 During the fiscal year, the Trust benefited from security selection in the energy sector, specifically within the independent energy and midstream subsectors. The Trust had an overweight allocation to banking, relative to the style-specific index, which also contributed positively to performance. However, an allocation to convertibles detracted from relative performance. During the fiscal year, security selection in the wirelines and supermarkets subsectors also detracted from performance relative to the style-specific index.
 One important factor affecting the Trust’s performance relative to its style-specific index was the Trust’s use of financial leverage through bank borrowings. For the fiscal year, the use of leverage contributed to Trust performance. At the close of the fiscal year, leverage accounted for about 27% of the Trust’s total assets. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a trust decline, the negative impact of these valuation changes on share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a trust generally are rising. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.
 We used forward foreign currency contracts during the fiscal year for the purpose of hedging currency exposure of non-US
dollar-denominated debt. The use of such contracts had a positive impact on the Trust’s performance relative to its style-specific index for the fiscal year. Forward foreign currency contracts expose the Trust to counterparty risk and do not always provide the hedging benefits anticipated.
 Looking forward, high-yield default projections for 2024 have been revised lower in response to easier financial conditions, well-functioning primary markets, and less distressed issues. High-yield is also benefiting from yield-driven demand, strong underlying corporate fundamentals, increasing odds of a soft landing and peak rates with expectation of rate cuts in 2024. Yield per unit of duration stands out especially in the shorter-end
of the high-yield opportunity set and with careful selection, we believe the short duration segment of the high-yield market is very attractive on a credit risk-adjusted basis as well. We believe a soft landing is an ideal backdrop for high-yield credit. However, refinancing maturing bonds raises the cost of debt for all issuers. We view leveraged (highly indebted) companies as more vulnerable in a “new regime” of a more permanent, higher cost of capital. We are avoiding idiosyncratic risk among lower quality issuers that require cheap financing to survive.
 We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments or the market price of the Trust’s shares.
 Thank you for investing in Invesco High Income Trust II and for sharing our long-term investment horizon.

1	Source: Federal Reserve of Economic Data

2	Source: Fitch Ratings

3	Source: US Department of the Treasury

4	Source: JP Morgan Markets
† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated”
indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):
Niklas Nordenfelt
Rahim Shad
Philip Susser
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.

4     Invesco High Income Trust II

Your Trust’s Long-Term Performance
Results of a $10,000 Investment
Trust and index data from 2/28/14

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.
 Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares.

5     Invesco High Income Trust II

Average Annual Total Returns
As of 2/29/24
	NAV	Market
10 Years	4.35%	4.25%
5 Years	3.53	3.51
1 Year	10.82	8.51
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end
performance.
 Performance figures do not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

6     Invesco High Income Trust II

Supplemental Information
∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report
∎	The
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index
is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.
∎	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7     Invesco High Income Trust II

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end
Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits
∎	Add to your account:
You may increase your shares in your Trust easily and automatically with the Plan.
∎	Low transaction costs:
Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.
∎	Convenience:
You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at
invesco.com/closed-end.
∎	Safekeeping:
The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan
If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting
invesco.com/closed-end,
by calling toll-free 800 341 2929 or by notifying us in writing at Invesco
Closed-End
Funds, Computer-share Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV –you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
 Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/
closed-end
or by writing to Invesco
Closed-End
Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.
If you opt to continue to hold your
non-certificated
whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.
If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting $2.50 per account and a brokerage charge.

3.
You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.
 To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit
invesco.com/closed-end.

8     Invesco High Income Trust II

Fund Information
Portfolio Composition*

By credit quality	% of total investments
A	0.06%
BBB	3.93
BB	32.02
B	49.4
CCC	11.7
CC	0.28
C	0.87
D	0.15
Non-Rated	1.04
Cash	0.55

*
Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated”
indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

% of total net assets

1. Service Properties Trust	3.15%

2. TransDigm, Inc.	2.31

3. Transocean, Inc.	2.27

4. LCM Investments Holdings II LLC	2.20

5. Mativ Holdings, Inc.	2.18
The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.
*	Excluding money market fund holdings, if any.
Data presented here are as of February 29, 2024.

9     Invesco High Income Trust II

Schedule of Investments
(a)
February 29, 2024

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–121.55% (b)

Advertising–0.81%
Clear Channel Outdoor Holdings, Inc.,
7.75%, 04/15/2028 (c)	$58,000	$ 50,206
7.50%, 06/01/2029 (c)	62,000	51,371
Lamar Media Corp.,
4.00%, 02/15/2030	23,000	20,545
3.63%, 01/15/2031	558,000	482,246
		604,368

Aerospace & Defense–2.31%
TransDigm, Inc.,
6.75%, 08/15/2028 (c)	727,000	736,601
7.13%, 12/01/2031 (c)	961,000	987,014
		1,723,615

Alternative Carriers–0.16%
Lumen Technologies, Inc., 4.00%, 02/15/2027 (c)	100,000	60,603
Zayo Group Holdings, Inc., 4.00%, 03/01/2027 (c)	71,000	59,191
		119,794

Aluminum–0.70%
Novelis Corp., 4.75%, 01/30/2030 (c)	570,000	521,070

Apparel Retail–0.76%
Victoria’s Secret & Co., 4.63%, 07/15/2029 (c)	673,000	568,498

Apparel, Accessories & Luxury Goods–0.07%
Hanesbrands, Inc., 9.00%, 02/15/2031 (c)	49,000	49,160

Application Software–1.02%
Cloud Software Group, Inc., 9.00%, 09/30/2029 (c)	261,000	243,904
SS&C Technologies, Inc., 5.50%, 09/30/2027 (c)	527,000	513,691
		757,595

Automobile Manufacturers–2.11%
Allison Transmission, Inc., 3.75%, 01/30/2031 (c)	1,816,000	1,570,722

Automotive Parts & Equipment–2.76%
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027 (c)	496,000	499,500
NESCO Holdings II, Inc., 5.50%, 04/15/2029 (c)	550,000	513,763
ZF North America Capital, Inc. (Germany),
6.88%, 04/14/2028 (c)	868,000	886,907
7.13%, 04/14/2030 (c)	151,000	157,444
		2,057,614

Automotive Retail–5.47%
Carvana Co., 14.00% PIK Rate, 9.00% Cash Rate, 06/01/2031 (c)(d)	183,480	178,740
Group 1 Automotive, Inc., 4.00%, 08/15/2028 (c)	1,370,000	1,251,807

	Principal Amount	Value
Automotive Retail–(continued)
LCM Investments Holdings II LLC,
4.88%, 05/01/2029 (c)	$565,000	$ 507,937
8.25%, 08/01/2031 (c)	1,109,000	1,132,828
Lithia Motors, Inc.,
3.88%, 06/01/2029 (c)	562,000	502,102
4.38%, 01/15/2031 (c)	571,000	507,094
		4,080,508

Broadcasting–0.25%
Gray Television, Inc.,
7.00%, 05/15/2027 (c)	104,000	94,109
5.38%, 11/15/2031 (c)	65,000	42,120
Sinclair Television Group, Inc., 4.13%, 12/01/2030 (c)	71,000	51,945
		188,174

Broadline Retail–1.90%
B2W Digital Lux S.a.r.l. (Brazil), 4.38%, 12/20/2030 (c)(e)	309,000	67,208
Kohl’s Corp., 4.63%, 05/01/2031	338,000	266,577
Macy’s Retail Holdings LLC,
5.88%, 04/01/2029 (c)	258,000	248,721
5.88%, 03/15/2030 (c)	541,000	507,753
QVC, Inc., 4.75%, 02/15/2027	123,000	110,979
Rakuten Group, Inc. (Japan), 11.25%, 02/15/2027 (c)	200,000	212,985
		1,414,223

Building Products–0.07%
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/2028 (c)	49,000	49,661

Cable & Satellite–5.15%
Altice Financing S.A. (Luxembourg), 5.75%, 08/15/2029 (c)	200,000	172,469
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/2027 (c)	488,000	461,829
5.00%, 02/01/2028 (c)	117,000	108,078
5.38%, 06/01/2029 (c)	261,000	236,300
4.50%, 08/15/2030 (c)	185,000	153,626
7.38%, 03/01/2031 (c)	517,000	501,259
CSC Holdings LLC,
5.50%, 04/15/2027 (c)	338,000	303,591
5.38%, 02/01/2028 (c)	870,000	759,219
5.75%, 01/15/2030 (c)	257,000	151,373
4.63%, 12/01/2030 (c)	216,000	120,334
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027 (c)	95,000	89,734
DISH DBS Corp.,
7.75%, 07/01/2026	89,000	56,827
5.75%, 12/01/2028 (c)	147,000	102,073
5.13%, 06/01/2029	131,000	56,002
Scripps Escrow, Inc., 5.88%, 07/15/2027 (c)	57,000	46,324
Ziggo B.V. (Netherlands), 4.88%, 01/15/2030 (c)	582,000	519,025
		3,838,063
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10     Invesco High Income Trust II

	Principal Amount	Value
Casinos & Gaming–4.91%
Codere Finance 2 (Luxembourg) S.A. (Spain), 11.63% PIK Rate, 2.00% Cash Rate, 11/30/2027 (c)(d)	$64,573	$ 4,520
International Game Technology PLC, 5.25%, 01/15/2029 (c)	537,000	519,499
Melco Resorts Finance Ltd. (Hong Kong), 5.38%, 12/04/2029 (c)	925,000	833,108
Mohegan Tribal Gaming Authority, 8.00%, 02/01/2026 (c)	54,000	50,963
Premier Entertainment Sub LLC/ Premier Entertainment Finance Corp., 5.63%, 09/01/2029 (c)	68,000	49,030
Sabre GLBL, Inc., 8.63%, 06/01/2027 (c)	53,000	46,717
Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029 (c)	1,295,000	1,130,490
Wynn Macau Ltd. (Macau), Conv.,
4.50%, 03/07/2027 (c)(f)	250,000	260,719
5.63%, 08/26/2028 (c)	815,000	766,769
		3,661,815

Commercial & Residential Mortgage Finance–0.67%
Nationstar Mortgage Holdings, Inc., 7.13%, 02/01/2032 (c)	508,000	500,044

Commodity Chemicals–2.18%
Mativ Holdings, Inc., 6.88%, 10/01/2026 (c)	1,680,000	1,628,785

Communications Equipment–0.06%
Viasat, Inc., 7.50%, 05/30/2031 (c)	67,000	47,151

Construction & Engineering–0.74%
Howard Midstream Energy Partners LLC,
6.75%, 01/15/2027 (c)	161,000	160,532
8.88%, 07/15/2028 (c)	370,000	390,259
		550,791

Consumer Finance–2.44%
FirstCash, Inc.,
5.63%, 01/01/2030 (c)	559,000	530,218
6.88%, 03/01/2032 (c)	267,000	264,695
Navient Corp.,
5.00%, 03/15/2027	366,000	347,414
9.38%, 07/25/2030	163,000	170,530
OneMain Finance Corp.,
3.50%, 01/15/2027	316,000	291,271
5.38%, 11/15/2029	233,000	216,496
		1,820,624

Diversified Banks–2.21%
Citigroup, Inc.,
3.88% (g)(h)	448,000	421,962
7.38% (g)(h)	107,000	109,689
Freedom Mortgage Corp., 6.63%, 01/15/2027 (c)	110,000	104,955
JPMorgan Chase & Co., Series FF, 5.00% (g)(h)	1,020,000	1,014,880
		1,651,486

Diversified Capital Markets–0.71%
UBS Group AG (Switzerland), 7.75% (c)(g)(h)	530,000	531,472

	Principal Amount	Value
Diversified Chemicals–0.13%
SCIH Salt Holdings, Inc., 6.63%, 05/01/2029 (c)	$109,000	$ 99,236

Diversified Financial Services–0.90%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028 (c)	622,000	560,243
LD Holdings Group LLC, 6.50%, 11/01/2025 (c)	55,000	50,958
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland), 6.38%, 02/01/2030 (c)	80,000	58,525
		669,726

Diversified Metals & Mining–1.00%
Hudbay Minerals, Inc. (Canada), 6.13%, 04/01/2029 (c)	759,000	745,563

Diversified REITs–0.38%
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC,
10.50%, 02/15/2028 (c)	121,000	125,372
6.50%, 02/15/2029 (c)	209,000	161,130
		286,502

Diversified Support Services–1.04%
Ritchie Bros. Holdings, Inc. (Canada), 6.75%, 03/15/2028 (c)	754,000	772,624

Electric Utilities–3.13%
Electricite de France S.A. (France), 9.13% (c)(g)(h)	526,000	584,944
Talen Energy Supply LLC, 8.63%, 06/01/2030 (c)	494,000	521,635
Vistra Operations Co. LLC, 7.75%, 10/15/2031 (c)	1,189,000	1,230,920
		2,337,499

Electrical Components & Equipment–0.91%
EnerSys,
4.38%, 12/15/2027 (c)	286,000	269,491
6.63%, 01/15/2032 (c)	227,000	228,222
Sensata Technologies B.V., 4.00%, 04/15/2029 (c)	200,000	181,573
		679,286

Electronic Components–0.46%
Sensata Technologies, Inc.,
4.38%, 02/15/2030 (c)	170,000	155,051
3.75%, 02/15/2031 (c)	221,000	189,189
		344,240

Electronic Manufacturing Services–1.33%
EMRLD Borrower L.P./Emerald Co-Issuer, Inc., 6.63%, 12/15/2030 (c)	987,000	991,688

Environmental & Facilities Services–0.77%
GFL Environmental, Inc. (Canada), 6.75%, 01/15/2031 (c)	513,000	525,369
Madison IAQ LLC, 5.88%, 06/30/2029 (c)	58,000	51,839
		577,208
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11     Invesco High Income Trust II

	Principal Amount	Value
Gold–0.66%
New Gold, Inc. (Canada), 7.50%, 07/15/2027 (c)	$497,000	$ 492,709

Health Care Facilities–1.37%
Encompass Health Corp., 4.50%, 02/01/2028	582,000	551,255
LifePoint Health, Inc., 5.38%, 01/15/2029 (c)	259,000	206,817
Tenet Healthcare Corp., 4.88%, 01/01/2026	262,000	261,893
		1,019,965

Health Care REITs–1.03%
Diversified Healthcare Trust, 0.00%, 01/15/2026 (c)(i)	778,000	661,300
MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 03/15/2031	161,000	107,940
		769,240

Health Care Services–3.00%
Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030 (c)	585,000	563,920
Community Health Systems, Inc.,
8.00%, 03/15/2026 (c)	275,000	272,518
5.25%, 05/15/2030 (c)	477,000	381,053
4.75%, 02/15/2031 (c)	318,000	242,276
DaVita, Inc., 3.75%, 02/15/2031 (c)	349,000	286,800
Select Medical Corp., 6.25%, 08/15/2026 (c)	493,000	492,208
		2,238,775

Health Care Supplies–0.68%
Medline Borrower L.P.,
3.88%, 04/01/2029 (c)	287,000	257,582
5.25%, 10/01/2029 (c)	267,000	247,224
		504,806

Health Care Technology–0.19%
athenahealth Group, Inc., 6.50%, 02/15/2030 (c)	162,000	145,194

Hotel & Resort REITs–3.81%
RLJ Lodging Trust L.P., 4.00%, 09/15/2029 (c)	568,000	496,313
Service Properties Trust,
5.50%, 12/15/2027	809,000	762,535
8.63%, 11/15/2031 (c)	1,501,000	1,586,567
		2,845,415

Hotels, Resorts & Cruise Lines–1.44%
Carnival Corp., 6.00%, 05/01/2029 (c)	266,000	260,105
Royal Caribbean Cruises Ltd., 6.25%, 03/15/2032 (c)	815,000	817,686
		1,077,791

Household Products–0.66%
Prestige Brands, Inc., 3.75%, 04/01/2031 (c)	572,000	494,666

	Principal Amount	Value
Independent Power Producers & Energy Traders–1.40%
Clearway Energy Operating LLC,
4.75%, 03/15/2028 (c)	$561,000	$ 525,185
3.75%, 02/15/2031 (c)	288,000	243,174
Vistra Corp., Series C, 8.88% (c)(g)(h)	272,000	277,365
		1,045,724

Industrial Machinery & Supplies & Components–1.71%
Enpro, Inc., 5.75%, 10/15/2026	764,000	753,857
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029 (c)	571,000	520,914
		1,274,771

Insurance Brokers–1.99%
Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer, 7.00%, 01/15/2031 (c)	492,000	490,423
HUB International Ltd.,
7.25%, 06/15/2030 (c)	252,000	257,234
7.38%, 01/31/2032 (c)	249,000	249,944
USI, Inc., 7.50%, 01/15/2032 (c)	488,000	486,780
		1,484,381

Integrated Telecommunication Services–2.93%
Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027 (c)	255,000	166,844
Altice France S.A. (France), 8.13%, 02/01/2027 (c)	576,000	529,900
CommScope, Inc., 4.75%, 09/01/2029 (c)	71,000	48,708
Frontier Communications Holdings LLC,
6.75%, 05/01/2029 (c)	280,000	251,715
6.00%, 01/15/2030 (c)	60,000	51,368
Iliad Holding S.A.S.U. (France), 6.50%, 10/15/2026 (c)	530,000	524,380
Level 3 Financing, Inc., 4.63%, 09/15/2027 (c)	90,000	55,800
Telecom Italia Capital S.A. (Italy), 7.72%, 06/04/2038	489,000	501,398
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/2028 (c)	56,000	52,343
		2,182,456

Internet Services & Infrastructure–0.07%
Arches Buyer, Inc., 6.13%, 12/01/2028 (c)	58,000	49,195

Leisure Facilities–3.01%
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028 (c)	1,080,000	1,178,954
NCL Finance Ltd., 6.13%, 03/15/2028 (c)	512,000	499,734
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029 (c)	585,000	565,046
		2,243,734

Leisure Products–0.70%
Amer Sports Co. (Finland), 6.75%, 02/16/2031 (c)	527,000	524,866
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12     Invesco High Income Trust II

	Principal Amount	Value
Marine Transportation–4.09%
NCL Corp. Ltd.,
5.88%, 03/15/2026 (c)	$1,028,000	$1,004,870
8.13%, 01/15/2029 (c)	239,000	251,640
Stena International S.A. (Sweden),
7.25%, 01/15/2031 (c)	520,000	517,499
7.63%, 02/15/2031 (c)	290,000	291,831
Viking Cruises Ltd.,
5.88%, 09/15/2027 (c)	309,000	302,301
7.00%, 02/15/2029 (c)	685,000	685,344
		3,053,485

Metal, Glass & Plastic Containers–1.06%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/2027 (c)	200,000	145,289
Mauser Packaging Solutions Holding Co., 9.25%, 04/15/2027 (c)	152,000	147,989
OI European Group B.V., 4.75%, 02/15/2030 (c)	536,000	493,951
		787,229

Multi-line Insurance–0.20%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/2029 (c)	166,000	149,584

Office REITs–1.70%
Office Properties Income Trust,
4.25%, 05/15/2024	724,000	720,790
9.00%, 03/31/2029 (c)	586,000	547,204
		1,267,994

Oil & Gas Drilling–5.41%
Delek Logistics Partners L.P./Delek Logistics Finance Corp.,
7.13%, 06/01/2028 (c)	794,000	760,950
8.63%, 03/15/2029 (c)	261,000	261,604
Nabors Industries Ltd.,
7.25%, 01/15/2026 (c)	102,000	100,549
Rockies Express Pipeline LLC, 4.95%, 07/15/2029 (c)	522,000	488,633
Transocean, Inc.,
7.25%, 11/01/2025 (c)	268,000	264,266
7.50%, 01/15/2026 (c)	802,000	793,490
8.75%, 02/15/2030 (c)	605,700	622,395
Valaris Ltd., 8.38%, 04/30/2030 (c)	725,000	744,022
		4,035,909

Oil & Gas Equipment & Services–0.71%
Oceaneering International, Inc., 6.00%, 02/01/2028	538,000	529,500

Oil & Gas Exploration & Production–5.79%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026 (c)	1,441,000	1,448,275
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/2026 (c)	500,000	500,054
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.00%, 04/15/2030 (c)	401,000	389,702
6.25%, 04/15/2032 (c)	151,000	146,209
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027 (c)	485,000	497,375

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Sitio Royalties Operating Partnership L.P./Sitio Finance Corp., 7.88%, 11/01/2028 (c)	$481,000	$492,094
SM Energy Co., 6.50%, 07/15/2028	336,000	336,692
Southwestern Energy Co., 4.75%, 02/01/2032	563,000	511,804
		4,322,205

Oil & Gas Refining & Marketing–1.36%
CVR Energy, Inc., 8.50%, 01/15/2029 (c)	493,000	496,478
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/2030 (c)	505,000	517,865
		1,014,343

Oil & Gas Storage & Transportation–8.37%
Genesis Energy L.P./Genesis Energy Finance Corp.,
7.75%, 02/01/2028	579,000	579,520
8.88%, 04/15/2030	448,000	464,924
Martin Midstream Partners L.P./Martin Midstream Finance Corp., 11.50%, 02/15/2028 (c)	515,000	541,296
New Fortress Energy, Inc., 6.50%, 09/30/2026 (c)	643,000	621,532
NGL Energy Operating LLC/NGL Energy Finance Corp.,
8.13%, 02/15/2029 (c)	245,000	247,518
8.38%, 02/15/2032 (c)	514,000	522,528
Prairie Acquiror L.P., 9.00%, 08/01/2029 (c)	265,000	267,182
Summit Midstream Holdings LLC/ Summit Midstream Finance Corp., 9.00%, 10/15/2026 (c)(j)	491,000	486,265
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029 (c)	755,000	753,891
Venture Global Calcasieu Pass LLC, 6.25%, 01/15/2030 (c)	500,000	499,579
Venture Global LNG, Inc.,
8.13%, 06/01/2028 (c)	500,000	508,356
9.50%, 02/01/2029 (c)	517,000	551,556
9.88%, 02/01/2032 (c)	188,000	198,059
		6,242,206

Other Specialty Retail–1.13%
Bath & Body Works, Inc., 6.88%, 11/01/2035	148,000	148,213
Michaels Cos., Inc. (The), 5.25%, 05/01/2028 (c)	66,000	51,325
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029 (c)	546,000	539,978
Staples, Inc., 7.50%, 04/15/2026 (c)	110,000	105,866
		845,382

Paper & Plastic Packaging Products & Materials–2.18%
Clydesdale Acquisition Holdings, Inc.,
6.63%, 04/15/2029 (c)	509,000	506,509
8.75%, 04/15/2030 (c)	272,000	259,184
LABL, Inc.,
10.50%, 07/15/2027 (c)	104,000	101,088
8.25%, 11/01/2029 (c)	59,000	49,966
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13     Invesco High Income Trust II

	Principal Amount	Value
Paper & Plastic Packaging Products & Materials–(continued)
Sealed Air Corp.,
7.25%, 02/15/2031 (c)	$501,000	$517,850
6.88%, 07/15/2033 (c)	186,000	192,670
		1,627,267

Passenger Airlines–1.41%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029 (c)	1,019,000	997,478
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/2026 (c)	55,000	51,974
		1,049,452

Pharmaceuticals–0.89%
Bausch Health Cos., Inc.,
5.50%, 11/01/2025 (c)	271,000	252,452
4.88%, 06/01/2028 (c)	329,000	187,839
5.25%, 01/30/2030 (c)	263,000	113,741
Par Pharmaceutical, Inc., 7.50%, 04/01/2027 (c)	174,000	110,479
		664,511

Real Estate Services–0.06%
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/2029 (c)	62,000	46,190

Regional Banks–0.07%
Verde Purchaser LLC, 10.50%, 11/30/2030 (c)	50,000	52,312

Research & Consulting Services–1.01%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029 (c)	828,000	751,925

Restaurants–1.51%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030 (c)	549,000	482,700
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/2030 (c)	172,000	152,081
Yum! Brands, Inc., 5.38%, 04/01/2032	508,000	488,259
		1,123,040

Retail REITs–1.02%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026 (c)	777,000	762,819

Security & Alarm Services–0.48%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
9.75%, 07/15/2027 (c)	30,000	29,928
6.00%, 06/01/2029 (c)	270,000	223,846
Garda World Security Corp. (Canada), 9.50%, 11/01/2027 (c)	100,000	100,475
		354,249

Single-Family Residential REITs–0.27%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/2028 (c)	202,000	200,969

	Principal Amount	Value
Specialized Consumer Services–2.72%
Allwyn Entertainment Financing (UK) PLC (Czech Republic), 7.88%, 04/30/2029 (c)	$502,000	$517,688
Carriage Services, Inc., 4.25%, 05/15/2029 (c)	1,732,000	1,507,539
		2,025,227

Specialized Finance–0.34%
Jefferson Capital Holdings LLC, 9.50%, 02/15/2029 (c)	252,000	254,849

Specialty Chemicals–0.24%
Olympus Water US Holding Corp., 6.25%, 10/01/2029 (c)	200,000	177,599

Steel–1.32%
Cleveland-Cliffs, Inc.,
6.75%, 04/15/2030 (c)	726,000	721,595
6.25%, 10/01/2040	298,000	261,100
		982,695

Systems Software–1.91%
Camelot Finance S.A., 4.50%, 11/01/2026 (c)	814,000	778,417
CrowdStrike Holdings, Inc., 3.00%, 02/15/2029	569,000	502,624
McAfee Corp., 7.38%, 02/15/2030 (c)	162,000	143,167
		1,424,208

Telecom Tower REITs–0.67%
SBA Communications Corp., 3.13%, 02/01/2029	567,000	502,183

Trading Companies & Distributors–2.02%
Fortress Transportation and Infrastructure Investors LLC,
5.50%, 05/01/2028 (c)	787,000	754,624
7.88%, 12/01/2030 (c)	717,000	752,385
		1,507,009

Wireless Telecommunication Services–1.45%
Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081 (g)	1,260,000	1,078,970
Total U.S. Dollar Denominated Bonds & Notes (Cost $91,127,693)		90,665,804

Variable Rate Senior Loan Interests–14.95% (k)(l)
Advertising–0.76%
Clear Channel Worldwide Holdings, Inc., Term Loan B, 9.07% (3 mo. Term SOFR + 3.76%), 08/21/2026	569,083	568,055

Apparel Retail–0.33%
Victoria’s Secret & Co., First Lien Term Loan, 0.00%, 08/02/2028	245,000	244,898

Casinos & Gaming–0.71%
Bally’s Corp., Term Loan B, 8.83%, 10/02/2028	555,000	528,465

Commodity Chemicals–0.28%
Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B, 9.19% (1 mo. Term SOFR + 3.86%), 04/20/2028	212,353	212,442
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14     Invesco High Income Trust II

	Principal Amount	Value
Distributors–1.41%
IRB Holding Corp., Term Loan B, 8.18% (1 mo. SOFR + 2.75%), 12/15/2027	$1,051,580	$1,051,617

Diversified Financial Services–2.12%
Boost Newco Borrower LLC (WorldPay), Term Loan, 8.33% (1 mo. SOFR + 3.00%), 01/31/2031	525,000	527,625
Scientific Games Lottery, First Lien Term Loan, 8.58%, 04/04/2029	1,054,100	1,053,067
		1,580,692

Health Care Supplies–0.70%
Mozart Debt Merger Sub, Inc. (Medline Industries), Term Loan, 8.44% (1 mo. SOFR + 3.11%), 10/23/2028	523,337	523,991

Hotels, Resorts & Cruise Lines–0.77%
Carnival Corp., Incremental Term Loan B, 8.69% (1 mo. Term SOFR + 3.36%), 10/18/2028	571,531	573,140

Industrial REITs–0.49%
Greystar Real Estate Partners LLC, Term Loan, 8.58% (1 mo. Term SOFR + 3.75%), 08/21/2030 (m)	367,479	367,938

Investment Banking & Brokerage–0.70%
Jane Street Group LLC, Term Loan, 7.94% (1 mo. SOFR + 2.61%), 01/26/2028	520,000	519,444

Life Sciences Tools & Services–0.71%
Syneos Health, Inc., Term Loan, 9.35% (1 mo. SOFR + 4.00%), 09/27/2030	535,000	528,984

Oil & Gas Exploration & Production–0.47%
Prairie ECI Acquiror L.P., Term Loan B, 0.00%, 03/11/2026	350,000	347,923

Oil & Gas Storage & Transportation–0.97%
NFE Atlantic Holdings LLC, Term Loan B, 10.32%, 10/30/2028	720,000	722,250

Passenger Ground Transportation–0.42%
Uber Technologies, Inc., Term Loan B, 0.00% (3 mo. SOFR + 2.75%), 03/03/2030	315,000	316,158

Pharmaceuticals–0.55%
Endo Luxembourg Finance Co. I S.a.r.l., Term Loan, 14.50% (1 mo. PRIME + 6.00%), 03/27/2028	627,062	413,861

Real Estate Services–0.72%
DTZ U.S. Borrower LLC, Term loan B, 9.33% (1 mo. Term SOFR + 4.00%), 01/31/2030 (m)	537,000	537,000

Research & Consulting Services–1.42%
Dun & Bradstreet Corp. (The), Incremental Term Loan B-2, 8.07% (1 mo. SOFR + 2.75%), 01/18/2029	1,056,969	1,055,780

		Principal Amount	Value
Restaurants–0.72%
New Red Finance, Inc., Term Loan B-5, 7.58% (1 mo. SOFR + 2.25%), 09/23/2030		$536,000	$534,422

Systems Software–0.70%
Camelot US Acquisition LLC, Term Loan, 8.08%, 01/31/2031		525,000	524,016
Total Variable Rate Senior Loan Interests (Cost $11,250,038)			11,151,076

Non-U.S. Dollar Denominated Bonds & Notes–4.18% (n)
Casinos & Gaming–0.11%
Codere Finance 2 (Luxembourg) S.A. (Spain), 3.00% PIK Rate, 8.00% Cash Rate, 09/30/2026 (c)(d)	EUR	138,521	79,348

Diversified Banks–1.72%
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 6.00% (c)(g)(h)	EUR	200,000	214,730
BNP Paribas S.A. (France), 6.88% (c)(g)(h)	EUR	200,000	222,058
Cooperatieve Rabobank U.A. (Netherlands), 4.38% (c)(g)(h)	EUR	200,000	202,477
Credit Agricole S.A. (France), 7.25% (c)(g)(h)	EUR	200,000	225,817
Lloyds Banking Group PLC (United Kingdom), 4.95% (c)(g)(h)	EUR	400,000	420,963
			1,286,045

Diversified Capital Markets–0.30%
Deutsche Bank AG (Germany), 10.00% (c)(g)(h)	EUR	200,000	226,192

Food Retail–0.02%
Casino Guichard Perrachon S.A. (France),
6.63%, 01/15/2026 (c)(e)	EUR	451,000	6,215
3.99% (c)(g)(h)	EUR	1,200,000	5,097
			11,312

Pharmaceuticals–0.87%
Nidda Healthcare Holding GmbH (Germany), 7.50%, 08/21/2026 (c)	EUR	582,000	651,853

Wireless Telecommunication Services–1.16%
VMED O2 UK Financing I PLC (United Kingdom), 3.25%, 01/31/2031 (c)	EUR	900,000	866,790
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $3,085,313)			3,121,540

		Shares

Preferred Stocks–0.66%
Diversified Banks–0.66%
Bank of America Corp., 6.50%, Series Z, Pfd. (Cost $487,779) (g)		489,000	489,578

		Principal Amount

U.S. Treasury Securities–0.08%
U.S. Treasury Bills–0.08%
5.38%, 04/18/2024 (Cost $59,583) (o)(p)		$60,000	59,583
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15     Invesco High Income Trust II

	Shares	Value
Money Market Funds–1.80%
Invesco Government & Agency Portfolio, Institutional Class, 5.24% (q)(r)	470,059	$470,059
Invesco Liquid Assets Portfolio, Institutional Class, 5.41% (q)(r)	335,558	335,726
Invesco Treasury Portfolio, Institutional Class, 5.23% (q)(r)	537,210	537,210
Total Money Market Funds (Cost $1,342,998)		1,342,995
TOTAL INVESTMENTS IN SECURITIES–143.22% (Cost $107,353,404)		106,830,576
BORROWINGS–(40.95)%		(30,550,000)
OTHER ASSETS LESS LIABILITIES–(2.27)%		(1,686,167)
NET ASSETS–100.00%		$74,594,409

Investment Abbreviations:

Conv.	– Convertible
EUR	– Euro
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
Notes to Schedule of Investments:

(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $81,158,469, which represented 108.80% of the Trust’s Net Assets.

(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $73,423, which represented less than 1% of the Trust’s Net Assets.

(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	Perpetual bond with no specified maturity date.
(i)	Zero coupon bond issued at a discount.
(j)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(k)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(l)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Trust’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(p)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(q)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Trust owns 5% or more of the outstanding voting securities. The table below shows the Trust’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 29, 2024.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 29, 2024	Dividend Income
Invesco At1 Capital Bond Ucits	$ -	$ 1,549,363	$(1,597,531)	$ -	$48,168	$ -	$ -
Invesco Senior Loan ETF	-	1,045,000	(1,050,992)	-	5,992	-	-
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	575,999	19,003,952	(19,109,892)	-	-	470,059	26,146
Invesco Liquid Assets Portfolio, Institutional Class	412,760	13,574,252	(13,651,443)	25	132	335,726	17,715
Invesco Treasury Portfolio, Institutional Class	658,284	21,718,803	(21,839,877)	-	-	537,210	27,531
Total	$1,647,043	$56,891,370	$(57,249,735)	$25	$54,292	$1,342,995	$71,392

(r)	The rate shown is the 7-day SEC standardized yield as of February 29, 2024.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16     Invesco High Income Trust II

Open Forward Foreign Currency Contracts
Settlement Date				Unrealized Appreciation (Depreciation)
		Contract to
	Counterparty	Deliver	Receive
Currency Risk
05/15/2024	Canadian Imperial Bank of Commerce	USD 93,272	GBP 74,000	$ 176

Currency Risk
05/15/2024	Goldman Sachs International	EUR 3,315,000	USD 3,578,065	(15,308)
Total Forward Foreign Currency Contracts				$(15,132)

Open Centrally Cleared Credit Default Swap Agreements (a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread (b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 41, Version 2	Sell	5.00%	Quarterly	12/20/2028	3.391%	USD 5,940,000	$217,605	$375,782	$158,177

(a)	Centrally cleared swap agreements collateralized by $472,343 cash held with Merrill Lynch International.
(b)
Implied credit spreads represent the current level, as of February 29, 2024, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:
EUR –Euro
GBP –British Pound Sterling
USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17     Invesco High Income Trust II

Statement of Assets and Liabilities
February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $106,010,406)	$105,487,581
Investments in affiliated money market funds, at value (Cost $1,342,998)	1,342,995
Other investments:
Variation margin receivable–centrally cleared swap agreements	76,563
Unrealized appreciation on forward foreign currency contracts outstanding	176
Deposits with brokers:
Cash collateral – centrally cleared swap agreements	472,343
Cash	392,144
Foreign currencies, at value (Cost $511,634)	512,985
Receivable for:
Investments sold	14,404
Dividends	6,585
Interest	1,514,487
Investment for trustee deferred compensation and retirement plans	21,173
Total assets	109,841,436

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	15,308
Payable for:
Borrowings	30,550,000
Investments purchased	4,393,423
Dividends	35,753
Accrued fees to affiliates	15,087
Accrued interest expense	157,142
Accrued other operating expenses	58,037
Trustee deferred compensation and retirement plans	22,277
Total liabilities	35,247,027
Net assets applicable to common shares	$74,594,409

Net assets applicable to common shares consist of:
Shares of beneficial interest – common shares	$105,254,094

Distributable earnings (loss)	(30,659,685)

$74,594,409

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	6,498,037

Net asset value per common share	$11.48

Market value per common share	$10.58

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18     Invesco High Income Trust II

Statement of Operations
For the year ended February 29, 2024

Investment income:
Interest	$7,501,572

Dividends	32,527

Dividends from affiliated money market funds	71,392

Total investment income	7,605,491

Expenses:
Advisory fees	731,508

Administrative services fees	10,552

Custodian fees	7,667

Interest, facilities and maintenance fees	1,982,971

Transfer agent fees	35,864

Trustees’ and officers’ fees and benefits	17,928

Registration and filing fees	24,220

Reports to shareholders	23,059

Professional services fees	117,149

Other	1,409

Total expenses	2,952,327

Less: Fees waived	(1,492)

Net expenses	2,950,835

Net investment income	4,654,656

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(6,422,269)

Affiliated investment securities	54,292

Foreign currencies	49,084

Forward foreign currency contracts	82,957

Futures contracts	(21,664)

Swap agreements	(30,684)

(6,288,284)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	8,394,144

Affiliated investment securities	25

Foreign currencies	2,679

Forward foreign currency contracts	(47,021)

Swap agreements	155,297

8,505,124

Net realized and unrealized gain	2,216,840

Net increase in net assets resulting from operations applicable to common shares	$6,871,496

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19     Invesco High Income Trust II

Statement of Changes in Net Assets
For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$4,654,656	$4,463,580

Net realized gain (loss)	(6,288,284)	(6,239,388)

Change in net unrealized appreciation (depreciation)	8,505,124	(5,850,016)

Net increase (decrease) in net assets resulting from operations applicable to common shares	6,871,496	(7,625,824)

Distributions to common shareholders from distributable earnings	(4,956,936)	(4,934,108)

Return of capital applicable to common shares	(2,559,993)	(2,582,821)

Total distributions	(7,516,929)	(7,516,929)

Net increase (decrease) in net assets applicable to common shares	(645,433)	(15,142,753)

Net assets applicable to common shares:
Beginning of year	75,239,842	90,382,595

End of year	$74,594,409	$75,239,842

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20     Invesco High Income Trust II

Statement of Cash Flows
For the year ended February 29, 2024

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$6,871,496

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(143,645,443)

Proceeds from sales of investments	148,440,904

Purchases of short-term investments, net	(654,431)

Amortization of premium on investment securities	210,692

Accretion of discount on investment securities	(1,144,940)

Net realized loss from investment securities	6,368,109

Net change in unrealized appreciation on investment securities	(8,394,144)

Net change in unrealized depreciation of forward foreign currency contracts	47,021

Change in operating assets and liabilities:

Decrease in receivables and other assets	130,242

Decrease in accrued expenses and other payables	(110,436)

Net change in transactions in swap agreements	37,179

Net cash provided by operating activities	8,156,249

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(4,943,543)

Return of capital	(2,559,993)

Net cash provided by (used in) financing activities	(7,503,536)

Net increase in cash and cash equivalents	652,713

Cash and cash equivalents at beginning of period	2,067,754

Cash and cash equivalents at end of period	$2,720,467

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$1,429

Cash paid during the period for interest, facilities and maintenance fees	$2,054,769

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21     Invesco High Income Trust II

Financial Highlights
The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Year Ended February 29,	Years Ended February 28,			Year Ended February 29,
	2024	2023	2022	2021	2020

Net asset value per common share, beginning of period	$ 11.58	$13.91	$14.99	$14.94	$15.46

Net investment income (a)	0.72	0.69	0.73	0.93	0.92

Net gains (losses) on securities (both realized and unrealized)	0.34	(1.86)	(0.65)	0.28	(0.28)

Total from investment operations	1.06	(1.17)	0.08	1.21	0.64

Less:
Dividends paid to common shareholders from net investment income	(0.76)	(0.76)	(0.89)	(1.00)	(1.03)

Return of capital	(0.40)	(0.40)	(0.27)	(0.16)	(0.13)

Total distributions	(1.16)	(1.16)	(1.16)	(1.16)	(1.16)

Net asset value per common share, end of period	$ 11.48	$11.58	$13.91	$14.99	$14.94

Market value per common share, end of period	$ 10.58	$10.90	$12.70	$13.56	$13.53

Total return at net asset value (b)	10.82%	(7.50)%	0.58%	10.16%	4.72%

Total return at market value (c)	8.51%	(4.64)%	1.52%	10.04%	2.81%

Net assets applicable to common shares, end of period (000’s omitted)	$74,594	$75,240	$90,383	$97,369	$97,007

Portfolio turnover rate (d)	142%	86%	89%	101%	41%

Ratios/supplemental data based on average net assets:
Ratio of expenses:

With fee waivers and/or expense reimbursements	4.00%	2.63%	1.55%	1.63%	2.41%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.31%	1.23%	1.12%	1.20%	1.24%

Without fee waivers and/or expense reimbursements	4.00%	2.63%	1.55%	1.63%	2.42%

Ratio of net investment income to average net assets	6.29%	5.63%	4.92%	6.68%	5.93%

Senior securities:
Asset coverage per $1,000 unit of senior indebtedness (e)	$ 3,442	$3,463	$3,959	$4,187	$3,280

Total borrowings (000’s omitted)	$30,550	$30,550	$30,550	$30,550	$42,550

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)
Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)
Calculated by subtracting the Trust’s total liabilities (not including the Borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22     Invesco High Income Trust II

Notes to Financial Statements
February 29, 2024
NOTE 1–Significant Accounting Policies
Invesco High Income Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”),as a closed-end
management investment company.
The Trust’s investment objective is to provide its common shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed-income securities.
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946,
Financial Services – Investment Companies
.
The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size
trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size
trading in similar groups of securities and other market data.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter
market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end
mutual funds) are valued using such company’s
end-of-business-day
net asset value per share.
Deposits, other obligations of U.S. and
non-U.S.
banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day
net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded
rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Trust could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and

23     Invesco High Income Trust II

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Trust securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Trust could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.
Securities Transactions and Investment Income
– Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Pay-in-kind
interest income and
non-cash
dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend
date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.
Country Determination
– For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions
– The Trust has adopted a Managed Distribution Plan (the “Plan”) whereby the Trust will pay a monthly dividend to common shareholders at a stated fixed monthly distribution amount based on a distribution rate of 8.5% of the market price per share on August 1, 2018, the date the Plan became effective. The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. Distributions from net investment income are declared and paid monthly, and recorded on the ex-dividend
date. The Plan may be amended or terminated at any time by the Board.

E.
Federal Income Taxes
– The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Interest, Facilities and Maintenance Fees
– Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.

G.
Accounting Estimates
– The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end
date and before the date the financial statements are released to print.

H.
Indemnifications
– Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.
Cash and Cash Equivalents
–
For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.
Securities Purchased on a When-Issued and Delayed Delivery Basis
– The Trust may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.
Foreign Currency Translations
– Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

24     Invesco High Income Trust II

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Statement of Operations.
The performance of the Trust may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Trust to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Trust’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Trust’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts
– The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount
(non-deliverable
forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Futures Contracts
– The Trust may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Trust currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Trust recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Trust’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Trust were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Trust would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.
Swap Agreements
– The Trust may enter into various swap transactions, including interest rate, total return and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter
(“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Trust to maintain a pre-determined
level of net assets, and/ or provide limits regarding the decline of the Trust’s net asset value (“NAV”) per share over specific periods of time. If the Trust were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate and total return swap agreements are
two-party
contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset.
In a centrally cleared swap, the Trust’s ultimate Counterparty is a central clearinghouse. The Trust initially will enter into centrally cleared swaps through an executing broker. When a Trust enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Trust or may be received by the Trust, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Trust as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide

25     Invesco High Income Trust II

assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Trust may obtain only limited recovery or may obtain no recovery in such circumstances. The Trust’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the Counterparty and by the designation of collateral by the Counterparty to cover the Trust’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Trust accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Trust’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreement, which would cause the Trust to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Trust’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of February 29, 2024, if any, for which the Trust is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Trust for the same referenced entity or entities.
O.
Bank Loan Risk
– Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Trust’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

P.
Leverage Risk
– The Trust utilizes leverage to seek to enhance the yield of the Trust by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

Q.
Collateral
– To the extent the Trust has designated or segregated a security as collateral and that security is subsequently sold, it is the Trust’s practice to replace such collateral no later than the next business day.

R.
Other Risks
– The Trust invests in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Trust’s portfolio turnover rate and transaction costs.
Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Trust’s operations, universe of potential investment options, and return potential.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.70% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).
 Under the terms of a master
sub-advisory
agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated
Sub-Advisers”)
the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated
Sub-Adviser(s)
that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated
Sub-Adviser(s).
 The Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.

26     Invesco High Income Trust II

 For the year ended February 29, 2024, the Adviser waived advisory fees of $1,492.
 The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 29, 2024, expenses incurred under this agreement are shown in the Statement of Operations as
Administrative services fees
. Invesco has entered into a
sub-administration
agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Trust. Pursuant to a custody agreement with the Trust, SSB also serves as the Trust’s custodian.
 Certain officers and trustees of the Trust are officers and directors of Invesco.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$90,665,804	$–	$90,665,804

Variable Rate Senior Loan Interests	–	10,246,138	904,938	11,151,076

Non-U.S. Dollar Denominated Bonds & Notes	–	3,121,540	–	3,121,540

Preferred Stocks	–	489,578	–	489,578

U.S. Treasury Securities	–	59,583	–	59,583

Money Market Funds	1,342,995	–	–	1,342,995

Total Investments in Securities	1,342,995	104,582,643	904,938	106,830,576

Other Investments - Assets*

Forward Foreign Currency Contracts	–	176	–	176

Swap Agreements	–	158,177	–	158,177

	–	158,353	–	158,353

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(15,308)	–	(15,308)

Total Other Investments	–	143,045	–	143,045

Total Investments	$1,342,995	$104,725,688	$904,938	$106,973,621

*	Unrealized appreciation (depreciation).
NOTE 4–Derivative Investments
The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a trust may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out
netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at
Period-End
The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of February 29, 2024:

	Value
Derivative Assets	Credit Risk	Currency Risk	Total

Unrealized appreciation on swap agreements – Centrally Cleared	$158,177	$–	$158,177

Unrealized appreciation on forward foreign currency contracts outstanding	–	176	176

Total Derivative Assets	158,177	176	158,353

Derivatives not subject to master netting agreements	(158,177)	–	(158,177)

Total Derivative Assets subject to master netting agreements	$–	$176	$176

27     Invesco High Income Trust II

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(15,308)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(15,308)

Offsetting Assets and Liabilities
The table below reflects the Trust’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 29, 2024.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Canadian Imperial Bank of Commerce	$176	$ –	$ 176	$–	$–	$176
Goldman Sachs International	–	(15,308)	(15,308)	–	–	(15,308)
Total	$176	$(15,308)	$(15,132)	$–	$–	$(15,132)
Effect of Derivative Investments for the year ended February 29, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$82,957	$-	$82,957

Futures contracts	-	-	(21,664)	(21,664)

Swap agreements	(30,684)	-	-	(30,684)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(47,021)	-	(47,021)

Swap agreements	155,297	-	-	155,297

Total	$124,613	$35,936	$(21,664)	$138,885

 The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$6,612,938	$2,671,289	$4,035,000
NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits
include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and
“Trustees’ and Officers’ Fees and Benefits”
includes amounts accrued by the Trust to fund such deferred compensation amounts.
NOTE 6–Cash Balances and Borrowings
The Trust has entered into a $35 million credit agreement with SSB, which was set to expire on November 9, 2023 (the “Amendment Date”). Effective on the Amendment Date, the credit agreement was renewed without a scheduled expiration date, giving the Trust the right to terminate the credit agreement upon at least 3 business days’ prior written notice. Additionally, starting 360 days after the Amendment Date, SSB will have the right at any time to terminate the credit agreement upon at least 180 days’ prior written notice. This credit agreement is secured by the assets of the Trust. The Trust is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement.
 During the year ended February 29, 2024, the Trust’s average daily balance of borrowing under the credit agreement was $30,550,000 with an average interest rate of 6.33%. The carrying amount of the Trust’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit agreement are shown in the Statement of Operations as
Interest, facilities and maintenance fees
.
 Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end,
are shown in the Statement of Assets and Liabilities under the payable caption
Amount due custodian
. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

28     Invesco High Income Trust II

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023
Ordinary income*	$4,956,936	$4,934,108
Return of capital	2,559,993	2,582,821
Total distributions	$7,516,929	$7,516,929

*	Includes short-term capital gain distributions, if any.
Tax Components of Net Assets at
Period-End:

2024

Net unrealized appreciation (depreciation) – investments	$(724,302)

Net unrealized appreciation – foreign currencies	2,860

Temporary book/tax differences	(16,826)

Capital loss carryforward	(29,921,417)

Shares of beneficial interest	105,254,094

Total net assets	$74,594,409

The difference between book-basis and
tax-basis
unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and amortization and accretion on debt securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Trust has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$6,184,096	$23,737,321	$29,921,417

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 29, 2024 was $145,785,628 and $145,144,338, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,439,666

Aggregate unrealized (depreciation) of investments	(3,163,968)

Net unrealized appreciation (depreciation) of investments	$(724,302)

Cost of investments for tax purposes is $107,697,923.
NOTE 9–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of return of capital distributions and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $3,125,663, undistributed net realized gain (loss) was decreased by $565,670 and shares of beneficial interest was decreased by $2,559,993. This reclassification had no effect on the net assets of the Trust.
NOTE 10–Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

	Year Ended February 29,	Year Ended February 28,
	2024	2023

Beginning shares	6,498,037	6,498,037

Shares issued through dividend reinvestment	–	–

Ending shares	6,498,037	6,498,037

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

29     Invesco High Income Trust II

NOTE 11—Dividends
The Trust declared the following dividends to common shareholders from net investment income subsequent to February 29, 2024:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2024	$0.0964	March 15, 2024	March 28, 2024
April 1, 2024	$0.0964	April 16, 2024	April 30, 2024

30     Invesco High Income Trust II

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco High Income Trust II
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Income Trust II (the “Trust”) as of February 29, 2024, the related statements of operations and cash flows for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of February 29, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent bank, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Houston, Texas
April 25, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31     Invesco High Income Trust II

DISTRIBUTION NOTICE
March 2024
INVESCO HIGH INCOME TRUST II - Common Shares - Cusip: 46131F101
INVESCO SENIOR INCOME TRUST - Common Shares - Cusip: 46131H107
Form
1099-DIV
for the calendar year will report distributions for US federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.
Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.
The Board of Trustees (the “Board”) of Invesco Senior Income Trust (NYSE: VVR) (the “Fund”) approved an increase in the monthly distribution amount payable to common shareholders pursuant to the Fund’s Managed Distribution Plan (the “Plan”). Effective October 1, 2023, the Fund will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.0430 per share, an increase from a stated fixed monthly distribution amount of $0.0390 per share.
The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form
1099-DIV
for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	March 2024
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0573	59.44%	$0.0000	0.00%	$0.0391	40.56%	$0.0964
Invesco Senior Income Trust	$0.0330	76.74%	$0.0000	0.00%	$0.0100	23.26%	$0.0430

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) February 29, 2024*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2023 Distribution	Per Share Amount	% of 2023 Distribution	Per Share Amount	% of 2023 Distribution
Invesco High Income Trust II	$0.7215	62.37%	$0.0000	0.00%	$0.4353	37.63%	$1.1568
Invesco Senior Income Trust	$0.4321	88.55%	$0.0000	0.00%	$0.0559	11.45%	$0.4880

*
Form
1099-DIV
for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2024 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.
The Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal
Year-to-date
Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

32     Invesco High Income Trust II

Fund Performance and Distribution Rate Information:

	Fiscal Year-to-date March 1, 2023 to February 29, 2024			Five-year period ending February 29, 2024
Fund	FYTD Cumulative Total Return 1	Cumulative Distribution Rate 2	Current Annualized Distribution Rate 3	Average Annual Total Return 4
Invesco High Income Trust II	10.82%	10.08%	10.08%	3.53%
Invesco Senior Income Trust	12.65%	11.92%	11.93%	6.06%

1
Fiscal
year-to-date
Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date
time period including distributions paid and reinvested.

2
Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2023 through February 29, 2024) is calculated as the dollar value of distributions in the fiscal year-to-date
period as a percentage of the Fund’s NAV as of February 29, 2024.

3	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 29, 2024.
4
Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending February 29, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plan will be subject to periodic review by the Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.
The amount of dividends paid by the Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.
Investing involves risk and it is possible to lose money on any investment in the Funds.
For additional information, shareholders of the closed end fund may call Invesco at
800-341-2929.
About Invesco Ltd.
Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.5 trillion in assets on behalf of clients worldwide as of December 31, 2023.
For more information, visit www.invesco.com.
Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.
Note:
There is no assurance that a
closed-end
fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT | NOT FDIC INSURED | NOT GUARANTEED BY THE BANK | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
–Invesco–

33     Invesco High Income Trust II

Tax Information
Form
1099-DIV,
Form
1042-S
and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	2.58%
Corporate Dividends Received Deduction*	2.16%
U.S. Treasury Obligations*	0.03%
Qualified Business Income*	0.00%
Business Interest Income*	86.39%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	68.88%
 **The above percentage is based on income dividends paid to shareholders during the Trust’s fiscal year.

34     Invesco High Income Trust II

Additional Information
Investment Objective, Policies and Principal Risks of the Trust

Recent Changes
During the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust, except that disclosure was updated to clarify that the Trust may also invest in exchange-traded funds. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Investment Objective
The investment objective of Invesco High Income Trust II (the “Trust”) is to provide to its common shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed-income securities. The investment objective is fundamental and may not be changed without approval of a majority of the Trust’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Investment Policies of the Trust
The Trust will invest primarily in high income producing fixed-income securities rated in the medium and lower categories by established rating agencies, or unrated securities determined by Invesco Advisers, Inc. (the “Adviser”) to be of comparable quality. Medium and lower grade securities are those rated BB or lower by S&P Global Ratings (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), or securities that are not rated but are believed by the Adviser to be of comparable quality.† Lower-grade securities are commonly referred to as “junk bonds.” No limitation exists as to the rating category in which the Trust may invest. If two or more NRSROs have assigned different ratings to a security, the Adviser uses the lowest rating assigned.
High income producing fixed-income securities are generally corporate fixed-income securities rated between BB/Ba and C/C by S&P and Moody’s and are frequently issued by corporations in the growth stage of their development. Securities which are rated BB, B, CCC, CC and C are regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.
In normal market conditions, at least 65% of the Trust’s assets will be invested in fixed-income securities. The fixed-income securities in which the Trust will invest will consist primarily of debt securities. “Fixed-income securities” which may be acquired by the Trust include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities. Most debt securities in which the Trust will invest will bear interest at fixed rates.
However, the Trust reserves the right to invest without limitation in fixed-income securities that have variable rates of interest or involve equity features, such as contingent interest or participation based on revenues, sales or profits. Fixed-income securities which may be acquired also include preferred stocks that have cumulative or non-cumulative
dividend rights. Fixed-income securities also include convertible securities and zero coupon.
The Trust may invest up to 35% of its total assets in securities rated higher than BB by S&P or higher than Ba by Moody’s or unrated securities of comparable quality and may invest a higher percentage, up to 100% of its total assets, in such higher rated securities (i) when the difference in yields between quality classifications is relatively narrow, (ii) when, consistent with seeking to maintain the dollar-weighted average maturity of the Trust’s portfolio of up to 12 years, high income producing fixed-income securities of appropriate maturities are unavailable or are available only at prices that the Adviser deems are unfavorable or (iii) when the Adviser determines that market conditions warrant a temporary, defensive policy.
The Trust will seek to preserve capital through portfolio diversification and by limiting investments to fixed-income securities which the Adviser believes entail reasonable credit risk. The Trust has a non-fundamental
investment policy of maintaining a dollar-weighted average portfolio maturity of up to 12 years, with no limitation on the maturity of individual securities that it may acquire. Subject to the Trust’s policy of maintaining a dollar-weighted average portfolio maturity of up to 12 years, the Adviser may seek to adjust the portfolio’s maturity based on its assessment of current and projected market conditions and all factors that the Adviser deems relevant. Any decisions as to the targeted maturity of the Trust’s portfolio or any particular category of investments or of the Trust’s portfolio generally will be made based on all pertinent market factors at any given time.
Convertible Securities
. Fixed-income securities in which the Trust may invest include convertible securities, which are securities that generally pay interest and may be converted into common stock. In selecting convertible securities for the Trust, the following factors, among others, will be considered by the Adviser: (1) the Adviser’s own evaluations of the creditworthiness of the issuers of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stock; (4) the prices of the securities relative to the underlying common stocks; (5) the prices of the securities relative to other comparable securities; (6) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (7) diversification of the Trust’s portfolio as to issuers and industries; and (8) whether the securities are rated by Moody’s and/or S&P and, if so, the ratings assigned.
Zero Coupon Securities
. Fixed-income securities also include zero coupon securities issued by corporations and other private entities. The Trust is permitted to invest up to 10% of its total assets in zero coupon securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.
Loans
. Consistent with the Trust’s strategy of investing in income securities, the Trust may invest up to 20% of its total assets in fixed and floating rate loans. Loans are typically arranged through private negotiations between the borrower and one or more lenders. Loans generally have a more senior claim in the borrower’s capital structure relative to corporate bonds or other subordinated debt. The loans in which the Trust invests are generally in the form of loan assignments and participations of all or a portion of a loan from another lender. In the case of an assignment, the Trust acquires direct rights against the borrower on the loan, however, the Trust’s rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In the case of a participation, the Trust typically has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency of the lender selling the participation, the Trust may be treated as a general creditor of the lender and may not benefit from any setoff between the lender and the borrower.
Restricted and Illiquid Securities
. The Trust may invest up to 20% of its total assets in fixed-income securities that are not readily marketable. No security that is not readily marketable will be acquired unless the Adviser believes such security to be of comparable quality to publicly-traded securities in which the Trust may invest. Certain fixed-income securities are somewhat liquid and may become more liquid as secondary markets for these securities continue to develop. These securities will be included in, or excluded from, the 20% limitation on a case-by-case
basis by the Adviser depending on the perceived liquidity of the security and market involved.
Rule 144A Securities and Other Exempt Securities.
The Trust may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended.
Non–Dollar Denominated Securities
. The Trust may invest a portion or all of its total assets in securities issued by foreign governments or foreign corporations; provided, however, that the Trust may not invest more than 30% of its total assets in
non-U.S.
dollar denominated securities. The same quality levels currently permitted by the Trust for all investments, will apply to foreign investments. The Trust may invest in securities of issuers determined by the Adviser to be in developing or emerging market countries.
The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the Trust’s net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting

35     Invesco High Income Trust II

from market fluctuations or other changes in the Trust’s total assets will not require elimination of any security from the Trust’s portfolio.
The Trust may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency.
Derivatives.
The Trust can invest in derivative instruments, including swap contracts (including credit default swaps, total return swaps, interest rate swaps and volatility swaps), options (including interest rate options, credit default swap options and swaptions), futures contracts (including interest rate futures) and forward foreign currency contracts. The Trust can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates, and credit default swaps to create long or short exposure to corporate or sovereign debt securities. The Trust can further use total return swaps to gain exposure to a reference asset and volatility swaps to adjust the volatility profile of the Trust. The Trust can use options, including credit default swap options, to gain the right to enter into a credit default swap at a specified future date and swaptions (options on swaps) to manage interest rate risk. The Trust can also use options on bond or interest rate futures contracts to increase or reduce its exposure to interest rate changes. The Trust can engage in forward foreign currency contracts, currency futures and currency options to mitigate the risk of foreign currency exposure.
Real Estate Investment Trusts (“REITS”).
The Trust may also invest in real estate investment trusts (REITs).
Exchange–Traded Funds.
The Trust may also invest in exchange-traded funds.
Borrowing
. The Trust currently utilizes leverage in the form of borrowings in an effort to maximize returns. The amount of borrowings outstanding from time to time may vary, depending on the Adviser’s analysis of market conditions and interest rate movements.
Money Market Funds
. To the extent permitted by applicable law and the Trust’s investment objectives, policies, and restrictions, the Trust may invest all or some of its short-term cash investments in money market funds, including money market funds advised or managed by the Adviser or its affiliates. When the Trust purchases shares of another investment company, including an affiliated money market fund, the Trust will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.
Temporary Defensive Investments
. The Trust may invest up to 100% of its assets in investments that may be inconsistent with the Trust’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or other atypical circumstances. As a result, the Trust may not achieve its investment objective.
Investment Process
. In selecting securities for the Trust’s portfolio, the Adviser focuses on securities that it believes have favorable prospects for high current income and the possibility of growth of capital. The Adviser conducts a bottom-up
fundamental analysis of an issuer before its securities are purchased by the Trust. The fundamental analysis involves an evaluation by a team of credit analysts of an issuer’s financial statements in order to assess its financial condition. The credit analysts also assess the ability of an issuer to reduce its leverage (i.e., the amount of borrowed debt). The credit research process utilized by the Trust to implement its investment strategy in pursuit of its investment objective considers factors that may include, but are not limited to, an issuer’s operations, capital structure and environmental, social and governance (“ESG”) considerations. Credit quality analysis for certain issuers therefore may consider whether any ESG factors pose a material financial risk or opportunity to an issuer. The Adviser may determine that ESG considerations are not material to certain issuers or types of investments held by the Trust and not all issuers or investments in the Trust may undergo a credit quality analysis that considers ESG factors, and not all investments held by the Trust will rate strongly on ESG criteria . The bottom-up
fundamental analysis is supplemented by an ongoing review of the securities’ relative value compared with other similar rated bonds, and a top-down
analysis of sector and macro-economic trends, such as changes in interest rates. The portfolio managers attempt to control the Trust’s risk by limiting the portfolio’s assets that are invested in any one security, and by diversifying the portfolio’s holdings over a number of different industries.
Although the Trust is actively managed, it is reviewed regularly against its style-specific benchmark index (the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index) and its peer group index (the Lipper High Current Yield Bond Funds Index) to assess the portfolio’s relative risk and its positioning.
Decisions to purchase or sell securities are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Trust’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Trust’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Trust.
Principal Risks of Investing in the Trust
As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Trust can increase during times of significant market volatility. The principal risks of investing in the Trust are: Market Risk. The market values of the Trust’s investments, and therefore the value of the Trust’s shares, will go up and down, sometimes rapidly or unpredictably.
 Market risk
may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Trust’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Trust’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events may have a significant impact on the value of the Trust’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability of the Adviser to effectively implement the Trust’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Trust will rise in value.
Market Disruption Risks Related to Armed Conflict.
As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, has the potential to adversely impact the Trust’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events and other implications cannot be predicted. The foregoing may result in a negative impact on Trust performance and the value of an investment in the Trust, even beyond any direct investment exposure the Trust may have to issuers located in or with significant exposure to an impacted country or geographic regions.
High Yield Debt Securities (Junk Bond) Risk
. The Trust’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Trust to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.
Debt Securities Risk
. The prices of debt securities held by the Trust will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Trust to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Trust’s distributable income because interest payments on floating rate debt instruments held by the Trust will decline. The Trust could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Trust is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Trust may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The credit analysis applied to the Trust’s debt securities may fail

36     Invesco High Income Trust II

to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Changing Fixed Income Market Conditions Risk.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Trust’s portfolio turnover rate and transaction costs and potentially lower the Trust’s performance returns.
Credit Risk.
The issuers of instruments in which the Trust invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Trust invests in junk bonds, which may cause the Trust to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Trust experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust’s securities relate. Further, the Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Trust may be unable to obtain full recovery on such amounts.
Interest Rate Risk
. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Trust’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Trust’s investments in new securities may be at lower yields and may reduce the Trust’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes.
Market Discount from Net Asset Value Risk
. Shares of
closed-end
investment companies like the Trust frequently trade at prices lower than their net asset value. Because the market price of the Trust’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Trust, the Trust cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.
Income Risk
. The income you receive from the Trust is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, your income from the Trust may decrease as well.
Call Risk
. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Trust in securities bearing the new, lower interest rates, resulting in a possible decline in the Trust’s income and distributions to shareholders.
Convertible Securities Risk
. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade, and therefore considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade securities.
Derivatives Risk
. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Trust the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Trust sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Trust’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Trust may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Trust may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Trust’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Forward Foreign Currency Contracts Risk
. Forward foreign currency contracts are used to lock in the U.S. dollar price of a security denominated in a foreign currency or protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. They are subject to the risk that anticipated currency movements will not be accurately predicted or do not correspond accurately to changes in the value of the Trust’s holdings, which could result in losses and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. A forward foreign currency contract may also result in losses in the event of a default or bankruptcy of the counterparty.
Futures Contracts Risk
. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Trust may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Options Risk.
If the Trust sells a put option, there is a risk that the Trust may be required to buy the underlying investment at a disadvantageous price. If the Trust sells a call option, there is a risk that the Trust may be required to sell the underlying investment at a disadvantageous price. If the Trust sells a call option on an investment that the Trust owns (a “covered call”) and the investment has increased in value when the option is exercised, the Trust will be required to sell the investment at the call price and will not be able to realize any of the investment’s value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

37     Invesco High Income Trust II

Swap Transactions Risk
. Under U.S. financial reform legislation enacted in 2010, certain types of swaps are required to be executed on a regulated market and cleared through a central clearing house counterparty, which may entail further risks and costs for the Trust. Swap agreements are privately negotiated in the over-the-counter
market and may be entered into as a bilateral contract or may be centrally cleared. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a central clearing house counterparty, and the Trust faces the central clearing house counterparty by means of an account with a futures commission merchant that is a member of the clearing house.
Liquidity Risk
. The Trust may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Consequently, the Trust may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Trust’s performance. Liquid securities can become illiquid during periods of market stress.
Restricted Securities Risk
. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Trust from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Trust may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.
Rule 144A Securities and Other Exempt Securities Risk
. The Trust may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended. These securities while initially privately placed, typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. If there are an insufficient number of qualified institutional buyers interested in purchasing such securities at a particular time, the Trust may have difficulty selling such securities at a desirable time or price. As a result, the Trust’s investment in such securities may be subject to increased liquidity risk. In addition, the issuers of Rule 144A securities may require their qualified institutional buyers (such as the Trust) to keep certain offering information confidential, which could adversely affect the ability of the Trust to sell such securities.
Unrated Securities Risk
. Because the Trust purchases securities that are not rated by any nationally recognized statistical rating organization, the Adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Trust might have difficulty selling them promptly at an acceptable price. In evaluating the credit quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration a number of factors such as, if applicable, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility. A reduction in the rating of a security after the Trust buys it will not require the Trust to dispose of the security. However, the Adviser will evaluate such downgraded securities to determine whether to keep them in the Trust’s portfolio.
Borrowing and Leverage Risk
. Borrowing for leverage will subject the Trust to greater costs (for interest payments to the lender, origination fees and related expenses) than funds that do not borrow for leverage and these other purposes. The interest on borrowed money is an expense that might reduce the Trust’s yield, especially if the cost of borrowing to buy securities exceeds the yield on the securities purchased with the proceeds of a loan. Using leverage may also make the Trust’s share price more sensitive, i.e. volatile, to interest rate changes than if the Trust did not use leverage due to the tendency to exaggerate the effect of any increase or decrease in the value of the Trust’s portfolio securities. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Foreign Securities Risk. The value of the Trust’s foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Trust could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Trust’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Changes in political and economic factors in one country or region could adversely affect conditions in another country or region. At times, the Trust may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Unless the Trust has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Trust has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, currency forward contracts, if used by the Trust, could reduce performance if there are unanticipated changes in currency exchange rates.
Foreign Credit Exposure Risk
. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
Emerging Markets Securities Risk
. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Trust’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Risk of Investing in Loans
. There are a number of risks associated with an investment in loans including credit risk, interest rate risk, liquidity risk, valuation risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade

38     Invesco High Income Trust II

settlement periods may impair the Trust’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding loans is also directly tied to the risk of insolvency or bankruptcy of the borrower. If the borrower defaults on its obligation to pay, there is the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. The value of loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. These risks could cause the Trust to lose income or principal on a particular investment, which in turn could affect the Trust’s returns. Additionally, valuation of loans may require greater research due to limited public information available and elements of judgment may play a greater role in valuation since there may be a lack of objective data available. Loans may include floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates. Newly originated loans (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Trust may experience lower levels of recoveries than has historically been the norm.
Environmental, Social and Governance (ESG) Considerations Risk
. The ESG considerations that may be assessed as part of a credit research process to implement the Trust’s investment strategy in pursuit of its investment objective may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment, and not every investment or issuer may be evaluated for ESG considerations. The Trust’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Trust invests may not be considered
ESG-focused
issuers. The incorporation of ESG factors may affect the Trust’s exposure to certain issuers or industries and may not work as intended. The Trust may underperform other funds that do not assess an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors. Information used by the Trust to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic There is no guarantee that the incorporation of ESG considerations will be additive to the Trust’s performance.
Preferred Securities Risk
. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment
than these more senior securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
REIT Risk/Real Estate Risk
. Investments in real estate related instruments may be adversely affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies. Shares of real estate related companies, which tend to be small- and mid-cap
companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations held by the Trust the Trust may acquire real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
Exchange–Traded Funds Risk
. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) the market price of an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) a passively managed exchange-traded fund may not accurately track the performance of the reference asset; and (5) a passively managed exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Trust indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Trust may invest are leveraged. Investing in leveraged exchange-traded funds may result in economic leverage, which does not result in the possibility of the Trust incurring obligations beyond its investments, but nonetheless permits the Trust to gain exposure that is greater than would be the case in an unlevered instrument, which can result in greater volatility.
Zero Coupon or Pay–In–Kind Securities Risk
. Zero coupon and
pay-in-kind
securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying
instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind
securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind
securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans.
Pay-in-kind
securities may have a potential variability
in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind
securities.
U.S. Government Obligations Risk
. Obligations of U.S. government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. government, which could affect the Trust’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Financial Markets Regulatory Risk
. Policy changes by the U.S. government or its regulatory agencies and other governmental actions and political events within the U.S. and abroad, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence, increase volatility in the financial markets, perhaps suddenly and to a significant degree, result in higher interest rates, and even raise concerns about the U.S. government’s credit rating and ability service its debt. Such changes and events may adversely impact the Trust, including by adversely impacting the Trust’s operations, universe of potential investment options, and return potential.
Money Market Fund Risk
. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Trust may lose money by investing in money market funds. A money market fund’s sponsor is not required to reimburse the money market fund for losses. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.
Distribution Risk
. The Board has adopted a Managed Distribution Plan (the “Plan”) for the Trust whereby the Trust seeks to pay a stated fixed monthly distribution amount to common shareholders. The Plan is intended to provide common shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares. Please see “Managed Distribution Plan Disclosure” in this report for additional information regarding the Plan.
Management Risk
. The Trust is actively managed and depends heavily on the Adviser’s judgment about

39     Invesco High Income Trust II

markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Trust’s portfolio. The Trust could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Trust, which may also adversely affect the ability of the Trust to achieve its investment objective.

†
Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated”
indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

40     Invesco High Income Trust II

Trustees and Officers
The address of each trustee and officer is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor 1 – 1968 Trustee	2024
Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
			165	None
Douglas Sharp 1 – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

1
Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1     Invesco High Income Trust II

Trustees and Officers
–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps
(non-profit)
President and Director Director of Grahamtastic Connection
(non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019
Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds
			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	2014	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2     Invesco High Income Trust II

Trustees and Officers
–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019
Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley
(non-profit
cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)
165	Member of Board of Trust for Mutual Understanding
(non-profit
promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting
(non-profit
				journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3     Invesco High Income Trust II

Trustees and Officers
–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023
Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen
			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds
			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019
Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC
			N/A	N/A

T-4     Invesco High Income Trust II

Trustees and Officers
–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2010
Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023
Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.
			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments
			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.
			N/A	N/A

T-5     Invesco High Income Trust II

Trustees and Officers
–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett
			N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	Invesco Advisers, Inc. 1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Computershare Trust Company, N.A 250 Royall Street Canton, MA 02021

T-6     Invesco High Income Trust II

(This page intentionally left blank)

Correspondence information
Send general correspondence to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078

Trust holdings and proxy voting information
The Trust provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form
N-PORT.
The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Form
N-PORT
filings on the SEC website at sec.gov. The SEC file number for the Trust is shown below.
 A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/
corporate/about-us/esg.
The information is also available on the SEC website, sec.gov.
 Information regarding how the Trust voted proxies related to its portfolio securities during the most recent
12-month
period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-05769	VK-CE-HINC2-AR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Liddy. Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Liddy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2024	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023
Audit Fees	$40,663	$38,942
Audit-Related Fees	$0	$0
Tax Fees(1)	$16,098	$15,053
All Other Fees	$0	$0

Total Fees	$56,761	$53,995

(1)

Tax Fees for the fiscal years ended 2024 and 2023 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,094,000	$874,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,094,000	$874,000

(1)	Audit-Related Fees for the fiscal years ended 2024 and 2023 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,510,000 for the fiscal year ended February 29, 2024 and $7,376,000 for the fiscal year ended February 28, 2023. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,620,098 for the fiscal year ended February 29, 2024 and $8,265,053 for the fiscal year ended February 28, 2023.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not Applicable.

(j) Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global
Corporate Governance
and Proxy Voting
Effective January 2024

Table of Contents

I.	Introduction	3
	A. Our Approach to Proxy Voting	3
	B. Applicability of Policy	3

II.	Global Proxy Voting Operational Procedures	4
	A. Oversight and Governance	4
	B. The Proxy Voting Process	4
	C. Retention and Oversight of Proxy Service Providers	5
	D. Disclosures and Recordkeeping	5
	E. Market and Operational Limitations	6
	F. Securities Lending	7
	G. Conflicts of Interest	7
	H. Review of Policy	8

III.	Our Good Governance Principles	9
	A. Transparency	9
	B. Accountability	10
	C. Board Composition and Effectiveness	12
	D. Long-Term Stewardship of Capital	13
	E. Environmental, Social and Governance Risk Oversight	14
	F. Executive Compensation and Alignment	15

	Exhibit A	17

I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco”, the “Company”, “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Global Proxy Voting Policy” or “Policy”), which we believe describe policies and procedures reasonably designed to ensure proxy voting matters are conducted in the best interests of our clients.
A.
Our Approach to Proxy Voting
Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of our clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules-based and cover topics that typically appear on voting ballots. Invesco’s portfolio management teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Applicability of Policy
Invesco’s portfolio management teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.
This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A and include: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd, Invesco Real Estate Management S.a.r.l and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting.” This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which Invesco believes benefits shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, portfolio management teams of our passively managed accounts retain full discretion over proxy voting decisions and may determine it appropriate to individually evaluate a specific proxy proposal or override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in the Policy. To the extent our portfolio management teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by the Policy or internal guidelines, our portfolio management teams will evaluate such proposal and execute the voting decision.

II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally and Invesco’s Global Head of ESG and is chaired by its Director of Proxy Voting and Governance. Representatives from Invesco’s Legal and Compliance, Risk and Government Affairs departments may also participate in Global IPAC meetings. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:
•
monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
•
assist Invesco in meeting regulatory obligations;
•
review votes not aligned with our good governance principles; and
•
consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and portfolio management teams to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of the Policy due to an actual or perceived conflict of interest; the Global IPAC reviews any such voting decisions.
B.
The Proxy Voting Process
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, such as our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter to facilitate our ability to exercise our right to vote.
Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on its internal proxy voting guidelines and in circumstances where Majority Voting, share blocking (as defined below) or proportional voting applies. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
C.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each based on Invesco’s internally developed proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s portfolio management teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our portfolio management teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing oversight of Proxy Service Providers. The topics included in these annual due diligence reviews include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other things. In addition, Invesco monitors and communicates with these firms throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls operated effectively to provide reasonable assurance.
D.
Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
•
In accordance with the U.S. Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. These fund proxy voting filings and institutional manager say on pay voting filings will generally be made on or before August 31st of each year. Each year, the proxy voting records for each U.S. registered fund are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
•
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.
•
In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.
•
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
•
In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014 and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
•
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.
•
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
•
In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
•
In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly pre-disclose voting intentions in advance of shareholder meetings.
E.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:
•
Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Invesco generally refrains from voting proxies at companies where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.

•
Some companies require a representative to attend meetings in person to vote a proxy, or submit additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation or disclosures outweigh the benefit of voting a particular proxy.
•
Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.
•
Invesco held shares on the record date but has sold them prior to the meeting date.
In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
F.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue to outweigh the benefits of voting at a specific meeting. The relevant portfolio manager will make these determinations.
G.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that are held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Voting Funds of Funds
There may be conflicts that arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out examples of how Invesco votes in these instances:
•
When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with our internally developed voting guidelines.
•
Non-U.S. funds of funds will not be voted proportionally. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.
•
Where client accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted proportionally in line with non-affiliated holders. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.
H.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to ensure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our portfolio management teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different portfolio management teams may vote differently on particular proxy votes for the same company. To the extent portfolio management teams choose to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.
When evaluating proxy issues and determining how to cast our votes, Invesco’s portfolio management teams may engage with companies in advance of shareholder meetings, and throughout the year. These meetings can be joint efforts between our global investment professionals.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are divided into six key themes that Invesco endorses:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
•
We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.
•
We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
•
We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
•
We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
•
In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:
•
Adoption of proxy access rights
•
Rights to call special meetings
•
Rights to act by written consent
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Reduce supermajority vote requirements
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Remove antitakeover provisions
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Requirement that directors are elected by a majority vote
In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies).
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
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We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
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We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
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We will generally vote against the incumbent chair of the compensation committee, or nearest equivalent, if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.
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We will generally vote against the incumbent compensation committee chair, or nearest equivalent, where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
•
Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
•
We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
•
Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
i.
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
ii.
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
iii.
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and

iv.
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Director election process: Board members should generally stand for election annually and individually.
•
We will generally support proposals requesting that directors stand for election annually.
•
We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies) or in regions where market practice is for directors to stand for election on a staggered basis.
•
When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
•
Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
•
We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
•
We will generally vote against non-independent directors serving on the audit committee.
•
We will generally vote against non-independent directors serving on the compensation committee.
•
We will generally vote against non-independent directors serving on the nominating committee.
•
In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
•
We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
•
We will generally support shareholder proposals requesting that the board chair be an independent director.
•
We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
•
We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
•
We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Diversity: We believe an effective board should be comprised of directors with a mix of skills, experience, tenure, and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, culture, age, perspectives and backgrounds. The board should reflect the diversity of the workforce, customers, and the communities in which the business operates. In our view, greater diversity in the boardroom contributes to robust challenge and debate, avoids groupthink, fosters innovation, and provides competitive advantage to companies. We consider diversity at the board level, within the executive management team and in the succession pipeline.
•
In markets where there are regulatory expectations, listing standards or minimum quotas for board diversity, Invesco will generally apply the same expectations. In all other markets, we will generally vote against the incumbent nominating committee chair of a board, or nearest equivalent, where a company failed to demonstrate improvements are being made to diversity practices for three or more consecutive years, recognizing that building a qualified and diverse board takes time. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies).
•
We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
D.
Long-Term Stewardship of Capital
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.
Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested to facilitate a stock split.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
•
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
•
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
•
We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
•
With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
E.
Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
i.
significant bribery, corruption or ethics violations;
ii.
events causing significant climate-related risks;

iii.
significant health and safety incidents; or
iv.
failure to ensure the protection of human rights.
Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.
•
Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks aligned with applicable regional regulatory requirements. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social issues: We recognize environmental and social (E&S) shareholder proposals are nuanced and therefore, Invesco will analyze such proposals on a case-by-case basis.
Invesco may support shareholder resolutions requesting that specific actions be taken to address E&S issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider the following but not limited to: a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
F.
Executive Compensation and Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;

vi.
excessive, discretionary one-time equity grants are awarded to executives;
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco European RR L.P.
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC
* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
As of February 29, 2024, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
•
Niklas Nordenfelt, CFA, Portfolio Manager, who has been responsible for the Trust since 2020 and has been associated with Invesco and/or its affiliates since 2020. Prior to 2020, he was associated with Wells Fargo Asset Management where he served as a Managing Director, Senior Portfolio Manager and Co-Head of US High Yield.
•
Rahim Shad, Portfolio Manager, who has been responsible for the Trust since 2021 and has been associated with Invesco and/or its affiliates since 2009.
•
Philip Susser, Portfolio Manager, who has been responsible for the Trust since 2021 and has been associated with Invesco and/or its affiliates since 2021. From 2001 to 2020, he was associated with Wells Fargo Asset Management where he served as a Senior Portfolio Manager and co-head of US High Yield.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the Exchange Act), (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 29, 2024 (unless otherwise noted):

Fund	Portfolio Managers	Dollar Range of Investments in the Fund
Invesco High Income Trust II
	Niklas Nordenfelt	None
	Rahim Shad	None
	Philip Susser	None

Assets Managed
The following information is as of February 29, 2024 (unless otherwise noted):

Portfolio Manager(s)	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco High Income Trust II
Niklas Nordenfelt	5	$4,277.8	7	$400.8	None	None
Rahim Shad	4	$1,216.1	2	$178.9	None	None
Philip Susser	4	$1,216.1	2	$178.9	None	None

Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
•
The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
•
The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance-based fee.
•
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing Fund and an affiliated underlying fund in which the investing Fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing Fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying Fund, potentially for a prolonged period of time, which may adversely affect the Fund.
The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each Sub-Adviser
The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Sub-Adviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Canada[2]
Invesco Deutschland[2]
Invesco Hong Kong[2]
Invesco Asset Management[2]
Invesco India[2]
Invesco Listed Real Assets Division[2]

Invesco Senior Secured[2,3]	Not applicable
Invesco Capital[2,4]

Invesco Japan	One-, Three- and Five-year performance

1 Rolling time periods based on calendar year-end.
2 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
3 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
4 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual fund deferral awards or long-term equity awards. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both fund deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 16, 2024, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 16, 2024, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 14.	EXHIBITS.

14(a) (1)	Code of Ethics.

14(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

14(a) (3)	Not applicable.

14(a) (4)	Not applicable.

14(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

14(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the Section 19(a) notices to shareholders are attached thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco High Income Trust II

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	May 2, 2024

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	May 2, 2024

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 2, 2024